SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 13, 2000
                                                           ----------------

                       ELECTRONIC BUSINESS SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                           2-96392-A                65-0952956
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(STATE OR OTHER                   (COMMISSION      (IRS EMPLOYER JURISDICTION OF
IDENTIFICATION NO.)                FORMATION)              FILE NUMBER)


        1800 N.W. 49TH STREET, SUITE 100, FORT LAUDERDALE, FLORIDA 33309
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 229-5100
                                                          --------------

         (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

ITEM 6.  OTHER EVENTS

Effective today, William Grose Vice President of QuickCredit Corporation's Credit Services Division has resigned from the company. Harold S. Fischer President and CEO of Electronic Business Services, Inc. and QuickCredit Corporation, a wholly owned subsidiary of Electronic Business Services, Inc., is assuming his responsibilities.

                                      ELECTRONIC BUSINESS SERVICES, INC.


                                      By: /s/ HAROLD S. FISCHER
                                      -------------------------------------
                                      Harold S. Fischer
                                      Chief Executive Officer and President

Dated: October 13, 2000